                                                                    Exhibit 99.1

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1996 to October 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1996.


                                       GREEN TREE FINANCIAL CORP.


                                       BY:  /s/  Phyllis A. Knight
                                            ------------------------------------
                                            Phyllis A. Knight
                                            Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November,1996.


                                       GREEN TREE FINANCIAL CORP.


                                       BY: /s/  Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                 October 1996

                                      Distribution Date: 11/15/96
                                      CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                              LP5,LQ3
                                      Trust Account:  3334725-0

Class A Certificates
--------------------

1.   (a)  Amount Available (including Monthly
          Servicing Fee)                                     $2,502,602.16

     (b)  Class M-1 Interest Deficiency Amount
          (if any), Class M-2 Interest Deficiency
          Amount (if any) and Class B-1 Interest
          Deficiency Amount (if any) withdrawn for
          prior Payment Date                                           .00

     (c)  Amount Available after giving effect to
          withdrawal of any Class M-1 Interest Deficiency
          Amount, Class M-2 Interest Deficiency Amount
          and Class B-1 Interest Deficiency Amount prior
          Payment Date                                        2,502,602.16

     INTEREST

2.   Aggregate Interest
     (a)  Class A-1 Pass-through Rate          5.70%
          Class A-1 Interest                                     91,478.94

     (b)  Class A-2 Pass-through Rate          6.00%
          Class A-2 Interest                                    105,000.00

     (c)  Class A-3 Pass-through Rate          6.35%
          Class A-3 Interest                                     91,545.83

3.   Amount Applied to unpaid Class A Interest Shortfall               .00

4.   Remaining Unpaid Class A Interest Shortfall                       .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                 October 1996
                                    Page 2

                                                    Distribution Date: 11/15/96
                                                    CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                            LP5,LQ3
                                                    Trust Account:  3334725-0
          PRINCIPAL
5.   Formula Principal Distribution Amount:
     (a)  Scheduled Principal                             $   280,099.83
     (b)  Principal Prepayments                             1,414,286.96
     (c)  Delinquent Payments Advanced                         36,189.70
     (d)  Liquidated Contracts                                100,213.75
     (e)  Repurchases                                                .00
     (f)  Delinquent Payments Recovered                       (38,542.00)
     (g)  Previously Undistributed Principal Amouns                  .00

                    Total Principal                                      $ 1,792,248.24

6.        Pool Scheduled Principal Balance                                79,192,498.69

7.        Senior Percentage for such Payment Date                                   100%

8.        Class A Principal Distribution:
          (a)  Class A-1                                                   1,792,248.24
          (b)  Class A-2                                                            .00
          (c)  Class A-3                                                            .00

9.        Class A Principal Balance
          (a)  Class A-1 Principal Balance                                17,466,475.69
          (b)  Class A-2 Principal Balance                                21,000,000.00
          (c)  Class A-3 Principal Balance                                17,300,000.00

          CLASS M-1 CERTIFICATES
          ----------------------

10.       Amount Available less the Class A Distribution
          Amount (including Monthly Servicing Fee)                           422,329.15

          INTEREST

11.       Aggregate Interest
          (a)  Class M-1 Pass-through Rate                          6.95%
               Class M-1 Interest                                             37,935.42

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                 October 1996
                                    Page 3


                                                 Distribution Date: 11/15/96
                                                 CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                         LP5,LQ3
                                                 Trust Account:  3334725-0

12.  Amount applied to Unpaid Class M-1 Interest Shortfall                       .00

13.  Amount applied to Class M-1 Interest Deficiency Amount                      .00

14.  Remaining unpaid Class M-1 Interest Deficiency Amount                       .00

15.  Remaining Unpaid Class M-1 Interest Shortfall                               .00

     PRINCIPAL

16.  Formula Principal Distribution Amount
     (a)  Scheduled Principal                                                    .00
     (b)  Principal Prepayments                                                  .00
     (c)  Liquidated Contracts                                                   .00
     (d)  Repurchased                                                            .00
     (e)  Previously Undistributed Principal Amounts                             .00

17.  Class M-1 Principal Balance                                        6,550,000.00

18.  Senior Percentage for such Payment Date                                  100.00%

19.  Class M-1 Principal Distribution                                            .00

     INTEREST ON PRINCIPAL SHORTFALL

20.  Aggregate Principal Shortfall                                               .00

21.  Class M-1 Principal Shortfall Amount                                        .00

22.  Amount applied to Unpaid Class M-1 Interest
     Shortfall on Principal Shortfall                                            .00

23.  Remaining Unpaid Class M-1 Interest Shortfall on
     Principal Shortfall                                                         .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                 October 1996
                                    Page 4


                                                    Distribution Date: 11/15/96
                                                    CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                            LP5,LQ3
                                                    Trust Account:  3334725-0


     Class M-2 Certificates
     ----------------------
24.  Amount Available less the Class A Distribution Amount
     and Class M-1 Distribution Amount (including Monthly
     Servicing Fee)                                                     384,393.73


     INTEREST

25.  Current Interest
     (a)  Class M-2 Pass-through Rate            7.30%
     (b)  Class M-2 Interest                                             34,218.75

26.  Amount applied to Unpaid Class M-2 Interest Shortfall                          .00

27.  Amount applied to Class M-2 Interest Deficiency Amount                         .00

28.  Remaining unpaid Class M-2 Interest Deficiency Amount                          .00

29.  Remaining unpaid Class M-2 Interest Shortfall                                  .00

     PRINCIPAL

30.  Formula Principal Distribution Amount
     (a)  Scheduled Principal                                                  .00
     (b)  Principal Prepayments                                                .00
     (c)  Liquidated Contracts                                                 .00
     (d)  Repurchases                                                          .00
     (e)  Previously Undistributed Principal
          Amount                                                               .00

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                 October 1996
                                    Page 5

                                             Distribution Date: 11/15/96
                                             CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                     LP5,LQ3
                                             Trust Account:  3334725-0


31.  Class M-2 Principal Balance                                   5,625,000.00

32.  Senior Percentage for such Payment Date                             100.00%

33.  Class M-2 Percentage Distribution:                                     .00

     INTEREST ON PRINCIPAL SHORTFALL

34.  Aggregate Principal Shortfall Amount                                   .00
35.  Class M-2 Principal Shortfall Amount                                   .00

36.  Amount applied to Unpaid Class M-2 Interest
     Shortfall on Principal Shortfall                                       .00

37.  Remaining Unpaid Class M-2 Interest Shortfall
     on Principal Shortfall                                                 .00

     CLASS B PRINCIPAL DISTRIBUTION TESTS
     (tests must be satisfied on and after the Payment Date occurring in April 1999)

38.  Average Sixty Day Delinquency Ratio Test
     (a)  Sixty-Day Delinquency Ratio for current
          Payment Date                                                      .65%
     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two
          preceding months; may not exceed 2.5%)                            .48%

39.  Average Thirty Day Delinquency Ratio Test
     (a)  Thirty-Day Delinquency Ratio for current
          Payment Date                                                      .63%
     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two
          preceding months; may not exceed 5%)                              .68%

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                 October 1996
                                    Page 6

                                             Distribution Date: 11/15/96
                                             CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                     LP5,LQ3
                                             Trust Account:  3334725-0

40.  Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for current
          Payment Date (as a percentage of Cut-off
          Date Pool Principal Balance: may not exceed
          10% from April 1, 1999 to March 31, 2001,
          11% from April 1, 2001 to March 31, 2002,
          12% after March 1, 2002                                           .28%

41.  Current Realized Losses Test
     (a)  Current Realized Losses for current Payment Date           105,366.11

     (b)  Current Realized Loss Ratio (total Realized
          Losses for most recent three months, multiplied
          by 4, divided by arithmetic average of Pool
          Schedule Principal Balances for third preceding
          Remittance and for current Remittance Date;
          may not exceed 2.5%)                                              .92%

42.  Class B Principal Balance Test

     (a)  Class B Principal Balance (before any
          distributions on current Payment Date)
          divided by Pool Scheduled Principal Balance
          for prior Payment Date (must equal or exceed 24%)               13.89%

CLASS B-1 CERTIFICATES
----------------------

43.  Amount Available less the Class A Distribution Amount
     and Class M Distribution Amount
     (including Monthly
     Servicing Fee)                                                  350,174.98

     INTEREST

44.  Class B-1 Pass-through Rate                           6.85%

45.  Current Interest                                                 32,109.38

                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                 October 1996
                                    Page 7

                                             Distribution Date: 11/15/96
                                             CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                     LP5,LQ3
                                             Trust Account:  3334725-0
46.  Amount applied to Unpaid Class B-1 Interest Shortfall                   .00

47.  Amount applied to Class B-1 Interest Deficiency Amount                  .00

48.  Remaining unpaid Class B-1 Interest Deficiency Amount                   .00

49.  Remaining Unpaid Class B-1 Interest Shortfall                           .00

     PRINCIPAL

50.  Formula Principal Distribution Amount:
     (a) Scheduled Principal                                                 .00
     (b) Principal Prepayments                                               .00
     (c) Liquidated Contracts                                                .00
     (d) Repurchases                                                         .00
     (e) Previously Undistributed Principal Amounts                          .00

51.  Pool Scheduled Principal Balance                              79,192,498.69

52.  Class B Percentage for such Payment Date                                .00

53.  Class B Percentage of Formula Principal
     Distribution Amount                                                     .00

54.  Class B Principal Balance                                     11,251,023.00

55.  Class B-1 Principal Balance                                    5,625,000.00

     INTEREST ON PRINCIPAL SHORTFALL

56.  Aggregate Principal Shortfall Amount                                    .00

57.  Class B-1 Principal Shortfall Amount                                    .00

58.  Amount applied to Unpaid Class B-1 Interest
     Shortfall on Principal Shortfall                                        .00


                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                 October 1996
                                    Page 8

                                             Distribution Date: 11/15/96
                                             CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                     LP5,LQ3
                                             Trust Account:  3334725-0
59.  Remaining Unpaid Class B-1 Interest Shorfall on Principal Shortfall     .00

     CLASS B-2 CERTIFICATES
     ----------------------

60.  Remaining Amount Available                                       318,065.60

     INTEREST

61.  Class B-2 Pass-through Rate                  7.40%

62.  Current Interest                                                  34,693.81

63.  Amount applied to Unpaid Class B-2 Interest
     Shortfall                                                               .00

64.  Remaining Unpaid Class B-2 Interest Shortfall                           .00

     PRINCIPAL

65.  Formula Principal Distribution Amount:
     (a)  Scheduled Principal                                                .00
     (b)  Principal Prepayments                                              .00
     (c)  Liquidated Contracts                                               .00
     (d)  Repurchases                                                        .00
     (e)  Previously Undistributed Principal Amounts                         .00

66.  Pool Scheduled Principal Balance                              79,192,498.69

67.  Class B Percentage for such Payment Date                                .00

68.  Class B Percentage of Formula Principal
     Distribution Amount                                                     .00


                       GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1996-A
                                MONTHLY REPORT
                                 October 1996
                                    Page 9
                                                     Distribution Date: 11/15/96
                                                     CUSIP#: 393505-LJ9,LK6,LL4,
                                                     LM2,LN0,LP5,LQ3
                                                     Trust Account:  3334725-0

69.  Current Principal (Class B Percentage of Formula Principal
     Distribution Amount less Class B-1 Principal Balance)                        .00


70.  Class B-2 Principal Liquidation Loss Amount                                  .00

71.  Class B-2 Limited Guaranty Payment                                           .00

72.  Class B-2 Principal Balance                                         5,626,023.00

     INTEREST ON PRINCIPAL SHORTFALL

73.  Aggregate Principal Shortfall Amount                                         .00


74.  Class B-2 Principal Shortfall Amount                                         .00


75.  Amount applied to Unpaid Class B-2 Interest Shortfall
     on Principal Shortfall                                                       .00

76.  Remaining Unpaid Class B-2 Interest Shortfall
     on Principal Shortfall                                                       .00

     CLASS A, CLASS M, AND CLASS B CERTIFICATES
     ------------------------------------------

77.  Pool Factor
     (a) Previous Month Pool Factor                                         .86405829
     (b) Current Month Pool Factor                                          .84493608

78.  Aggregate Scheduled Balances of Delinquent Contracts
     as of Determination Date
     (a)  31-59 days            496,816.61      43
     (b)  60-89 days            301,610.11      17
     (c)  90 or more days       212,146.18      16

79.  Defaulted Contracts                                                   100,769.91

80.  Number of Liquidated Contracts and
     Net Liquidation Loss                                          # 6     105,366.11


                        GREEN TREE FINANCIAL CORPORATION
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                GREEN TREE TRUST
                                     1996-A
                                 MONTHLY REPORT
                                  October 1996
                                    Page 10

                                             Distribution Date: 11/15/96
                                             CUSIP#: 393505 LJ9,LK6,LL4,LM2,LN0,
                                                     LP5,LQ3
                                             Trust Account:  3334725-0

81.  Number of Loans Remaining                                             5,510

82.  Number and Principal Balance of Contracts with FHA Claims finally rejected, or no FHA claim was submitted because
     FHA Insurance was unavailable                        # 19        242,911.17

83.  FHA Insurance reserve amount                                  95,321,191.18

84.  Amount received from FHA insurance                                      .00

CLASS C CERTIFICATES
--------------------

85.  Monthly Servicing Fee                                             50,615.47

86.  Class C Residual Payment                                         232,756.32

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GT-HI
                                    1996-B
                                 October 1996
                              Defaulted Contracts


                                                       Estimated
                                                        Loss at
      Account#  Principal  Interest       Amount       Sale Date
      --------  ---------  ---------     ---------     ---------

      15720361  13,268.94      73.64     13,342.58     13,950.16
      15724340  16,768.37      93.06     16,861.43     17,718.54
      15725384   8,561.72      47.51      8,609.23      9,029.31
      15725986  30,342.37     168.40     30,510.77     31,536.84
      15726754   8,395.30      46.59      8,441.89      8,932.19
      15727086  22,877.05     126.96     23,004.01     24,199.07


      TOTALS  $100,213.75     556.16   $100,769.91   $105,366.11
              ===========     ------   ===========   ===========